RIGHTSCORP

Monetizing Copyrighted Intellectual Property

Music • Movies • Games • Software • Books

Winter 2014
OTCQB: RIHT

Safe Harbor Statement

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of Rightscorp, Inc. Any use or redistribution of this document or its contents without the express written consent of Rightscorp is prohibited. All statements other than statements of historical fact included in this presentation, including, without limitation, statements regarding the Company's anticipated financial position, business strategy and plans and objectives of management of the Company for future operations, are forward-looking statements. When used in this presentation, words such as "anticipate," "believe," "estimate," "expect," "intend," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors not limited to, general economic and business conditions, competitive factors, changes in business strategy or development plans, the ability to attract and retain qualified personnel, and changes in legal and regulatory requirements. Such forward-looking statements reflect the current views of the Company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph.

RIGHTSCORP

Rightscorp is a leading provider of monetization services for artists and holders of copyrighted Intellectual Property (IP). The Company has a patent-pending, proprietary technology for solving copyright infringement by collecting payments from illegal distributors via notifications sent to their Internet Service Providers (ISPs).

We have closed over 60,000 cases of copyright infringement to date.

We collect from infringers everyday and pay copyright holders their fair share.

Monetizing IP Everyday

- 8 Quarters of steadily increasing revenues.
- Daily payments from infringers accepting settlement offers.
- Closed over 60,000 cases on 50+ ISPs to date; by far the most successful in the industry for monetizing IP.
- 40,000+ copyrights active in our system.
- Recently received approval to collect on 1 million copyrights.
- 50/50 Split on collections to copyright holders.


Downloading
Free movies, music, software, games...





Signed Agreements Representing Over 1 Million Copyrights with Industry Leaders

- Major motion picture studios.
- Sixteen songs on the Billboard Hot 100.
- Many current Platinum recording artists.
- Recent Academy Award winning film.
- Several top 10 TV shows.
- Currently sending settlement notices on over 40,000 and recently received approval to represent an additional 1 million copyrights.

➢ <u>Major Partners Include:</u>

The Multi-Billion Dollar Dilemma: Turning Problems into Profits

Compelling Statistics Demonstrating the Impact of Online Piracy

- **Global:** 22% of all global internet bandwidth is used for online piracy.
- **Lost Wages:** $2.7 Billion in workers' earnings are lost annually due to online piracy.
- **Music Industry:** $12.5 Billion in economic losses are due to piracy in the music industry annually.
- **Software:** $59 Billion of software were illegally downloaded in 2010.

*Source: Online Piracy Statistics Infographic

Approximately 22% of Internet Traffic Violates Copyrights


22%
All Other
78%

Annual revenue potential for Rightscorp IF: • We represent 27 million copyrights. • We receive payments from subscribers of all 1800 ISPs in the U.S.	$2.33 billion
Annual revenue potential IF: • We represent 27 million copyrights. • We continue to receive payments from subscribers of the 50 ISPs we work with.	$345 million

Our Solution is Proven to Work

Proprietary Technology Enforces Existing Laws

1. Crawl P2P networks such as: The Pirate Bay and BitTorrent.



2. Send automated settlement offers to infringers via their ISPs for $20 per infringement vs. $150,000 legal liability per infringement if they do not settle.


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3. Identify non-responsive repeat infringers.



4. ISPs can terminate repeat infringers to reduce ISP's potential liability.



Similar to Red Light Camera Model



- **Driver runs a red light…**
- *Infringer distributes copyrighted material on P2P networks for free…*

- **Camera gets license plate…**
- *We detect illegal distribution capturing time, date, IP address, exactly which copyrighted materials stolen…*


VOLTS
K33 3HH
FOR ME


NOTICE OF VIOLATION

- **Driver gets a bill...**
- *We send a settlement offer to the ISP who then sends the settlement offer to the infringer…*

<u>WHY OUR PROCESS IS EFFECTIVE</u>

1. *We don't sue…we educate and collect.*
2. *Repeat offender's service can be suspended by ISP.*
3. *We focus on distributors not downloaders.*

Sample Settlement Offer

In order to help you avoid further legal action from Our client, we have been au
offer a settlement solution that we believe is reasonable for everyone.

To access this settlement offer, please copy and paste the URL below into a brow
the instructions for the settlement offer:

https://secure.digitalrightscorp.com/settle/GB-c478b338-0fce-4bac-9fc3-20da7150a

Password: paUulAb

Very truly yours,

Christopher Sabec

CEO

DigitalRights
3100 Donald Douglas Loop, North,
Santa Monica, CA 90405
Telephone: (424) 234-3150

** For any correspondence regarding this case, please send your emails to
DMCA@DigitalRightsCorp.com and refer to Notice ID: GB-c478b338-0fce-4bac-9fc3-20

If you need immediate assistance or if you have general questions please call th
above.

Infringement Source: Limewire → SOURCE/P2P NETWORK

Timestamp: 2011-05-17 04:50:50.0 GMT → DATE & TIME OF INFRINGEMENT

Infringers IP Address: 68.55.78.104 → IP ADDRESS OF INFRINGER

Infringers Port: 14202

Listing of infringement(s) (Title/Filename/Timestamp/Hash): sweet home chicago |
Stevie Ray Vaughan - Sweet Home Chicago (Live 8-26-90) [w Buddy Guy, Robert Cray
Jimmy Vaughn].mp3 | 2011-05-17 04:50:50.0 | SHA1 |

→ COPYRIGHTED INTELLECTUAL PROPERTY ILLEGALLY DISTRIBUTED BY INFRINGER

1. Infringer receives notice from their ISP.
2. Infringer has $150,000 legal liability per infringement under current law.
3. We offer to settle for $20 per infringement.
4. Reasonable settlement incentivizes infringer to pay rather than wait for sanction.
5. ISP may suspend or terminate subscriber until settlement is reached.

Incentives for ISPs to Work with Us

- **Obligation: ISPs have liability if they do not act.**
  - Under the Digital Millennium Copyright Act (DMCA), ISPs are required to make a reasonable effort to curtail illegal activity on their networks. ISPs are given "Safe Harbor" protection as long as once the ISP is notified of a copyright infringement, they forward the notice to their customer.
  - Title 17 USC Section 512(i).

- **Motivation: Reduce operating costs.**
  - Less illegal content distributed means lower traffic/bandwidth expense.
  - Reduced illegal up/downloading equals lower maintenance costs.

- **Action by ISPs creates good relationship with content providers**
  - Content providers to ISPs include Warner Brothers, BMG, etc.

Qwest Spirit of Service®

Charter Communications® A Wired World Company™

PenTeleData

ARMSTRONG® ONE WIRE. INFINITE POSSIBILITIES.

The Team

Christopher Sabec, CEO

- Experienced Entertainment Executive
- CEO of Jerry Garcia Estate
- Managed Multi-Platinum *Hanson*
- Helped Launch *Dave Matthews Band*

Robert Steele, CTO/COO

- Transaction Processing GMAC, FedEx,
  Amgen, Nalco
- Software Integration for ABB, AOL, Berkshire Hathaway

Craig Harmon, General Counsel

- 25 years McGuireWoods (full partner)

Advisors

- **Bill Zysblat** - Business manager for *David Bowie*, *Sting*, *Rolling Stones* and U2 - Has invested >$200K in Rightscorp.
- **Jim Caparro** - Former Chairman & CEO of The Island Def Jam Music Group, Former Chairman & CEO of Warner Elektra Atlantic.
- **Peter Paterno** - Attorney for *Metallica*, *Dr. Dre*.

IP as an Asset Class

- Owners of IP are seeing landmark judgments determining high value for IP assets:
  - VirnetX wins $368 M from Apple.
  - Vringo wins $32 M plus ongoing royalties from Google.
  - Acacia has generated over $350 million in patent licensing revenues.
  - ParkerVision wins case against Qualcomm, in talks for $500 M settlement.
- Public markets valuations of IP plays:

Company	Ticker	Market Cap	Revs (ttm)	P/E (ttm)	P/S (ttm)
Parkervision	PRKR	$471 M	N/A	N/A	N/A
VirnetX	VHC	$1.07 B	$1.9 M	N/A	558
Vringo	VRNG	$342 M	$1.4 M	N/A	244
Acacia	ACTG	$735 M	$131 M	N/A	6
RPX	RPXC	$861 M	$238 M	22	4
Interdigital	IDCC	$1.3 B	$325 M	34	4

As of March 4, 2014 (Source: Yahoo Finance)

Trading Snapshot

Ticker: (OTCQB) RIHT

Price (03/4/14): $0.77

52 Week Range: $0.50-$2.25

Avg. Volume (90 day): 127,812

Shares Outstanding: 69 million

Market Cap: $53.1 million

Fiscal Year End: December 31

"Property is surely a right of mankind as real as liberty."
- John Adams

"Private property began the instant somebody had a mind of his own."
- e. e. cummings

- Blue Sky qualified, DTC eligible, fully reporting.

Why Invest in Rightscorp?

- Potential to monetize billions in illegally distributed content.
- Disruptive & scalable business model.
- Delivering consistent double-digit quarterly revenue growth.
- Recently signed 1 million copyrights into inventory and announced ingestion rate increase by 400%.
- Copyright monetization is an untapped opportunity in the IP asset class.
- Rightscorp's proven technology delivers digital loss prevention.
- Proprietary tech implements existing copyright laws.
- Strategic relationships with industry leaders.
- Rewards creators and owners of copyrighted IP.
- In talks with a majority of major music publishers.

Music • Movies • Games • Software • Books



Thank You – Contact Us

Company Contact:
Christopher Sabec
Phone: 310-751-7511
cjsabec@digitalrightscorp.com

Investor Relations Contact:
Andrew Haag
IRTH Communications
Phone: 866-976-4784
rightscorp@irthcommunications.com

Legal:
Gregory Sichenzia
Phone: (212) 930-9700
Email: gsichenzia@srff.com

RIGHTSCORP

Rightscorp, Inc.
3100 Donald Douglas Loop North
Santa Monica, CA 90405
(310) 751-7510
www.rightscorpinc.com

Executive Summary

Rightscorp (OTCQB:RIHT) is a leading provider of monetization services for artists and holders of copyrighted Intellectual Property (IP). The Company's digital loss prevention technology focuses on unauthorized online distribution of content such as music, movies, software, and games and works to ensure that owners and creators are rightfully paid for their IP. Rightscorp implements existing laws to solve copyright infringements by collecting payments from illegal file-sharing activities via notifications sent through Internet Service Providers (ISPs). The Company's technology identifies repeat copyright infringers, who are then offered a reasonable settlement option when compared to the legal liability defined in the Digital Millennium Copyrights Act (DMCA). The Institute for Policy Innovation estimates that due to piracy of sound recordings alone, the U.S. economy loses $12.5 billion in total output annually.

Company Statistics

Ticker: RIHT

Price (3/4/14): $0.77

52 Week Range: $0.50 - $2.25

Avg. Volume (90 day): 127,812

Shares Outstanding: 69 M

Market Cap: $53.1 M

Price/Sales: N/A

Fiscal Year End: December 31

Revenues 12 mo. ended 12/30/13: $324,000

Information compiled from Yahoo Finance

On the Web: http://www.rightscorpinc.com

Rightscorp has consistently delivered 8 quarters of revenue growth.

Represents 1,000,000+ Copyrights:

Agreements with

ROUND HILL MUSIC · Shapiro Bernstein – THE POWER OF A SONG · SUNFLOWER ENTERTAINMENT

Currently Representing

- ✓ Major motion picture studios.
- ✓ 16 songs in the Billboard Hot 100.
- ✓ Many Current Platinum Artists.
- ✓ Recent Academy Award winning film.
- ✓ Several top 10 TV shows.

Investment Catalysts

$2.3 Billion Immediate Opportunity

The Recording Industry Association of America (RIAA) states that since peer-to-peer (P2P) file-sharing emerged in 1999, music sales in the U.S. have dropped 53%, from $14.6 billion to $7.0 billion in 2012. According to the RIAA, approximately 30 billion songs were illegally downloaded on file-sharing networks between 2004 and 2009. Rightscorp estimates that this number was well above 100 billion songs over the last 12 months. The digital theft of music, movies and copyrighted content accounts for 24% of global internet bandwidth, according to the Information Technology & Innovation Foundation. There are an estimated 27 million copyrights that can be monetized. Rightscorp currently represents 1 million of these and is in talks with a majority of major music publishers.

Copyright Monetization is an Untapped IP Asset Class

While most other players in the IP space focus on monetizing patents, Rightscorp focuses on monetizing copyrighted content. The Company is first to market with an approach that provides an effective solution to the ongoing infringement of digital content such as music, movies, software, and games. The sheer quantity of this infringement is staggering. Rightscorp's technology has the ability to identify and act upon this illegal activity to support existing laws, and generate considerable revenues for the original creators and owners of IP.

Proprietary Technology Solution has Proven Efficacy

Rightscorp's proprietary technology identifies infringers and works with their ISPs to offer a reasonable settlement fee to remedy the infringer's legal liability. The Company's patent-pending technology can legally trigger major ISPs to suspend customers who do not pay the settlement notices. The platform utilizes 30,000 lines of code to send notices of infringing activity to ISPs, identifying the date, time, content title and other specific indicators to confirm the infringement by the ISP's customer. The platform implements existing copyright laws and costs copyright holders nothing, while helping them recapture the revenues they lost when their copyrighted material was illegally distributed.

Strategic Relationships Representing Over 1 Million Copyrights

Rightscorp currently represents more than 1 million copyrights including 16 songs in the Billboard Hot 100 from copyright holders including Round Hill Music, Shapiro/Bernstein, Sunflower Entertainment and some of the biggest names in music. The Company has settled and collected on 60,000 cases. The system is monitoring 40,000 copyrights and thousands of new copyrights are added every month.

High Margin Double Digit Revenue Growth

Rightscorp's automated proprietary technology generates high margins in a very scalable business model. As the Company is continually adding copyrights to its portfolio and sending out a growing number of settlement notices, it increases its revenue potential. Rightscorp has been delivering consistent double-digit quarterly revenue growth over the past eight quarters.

Management

Christopher Sabec – *CEO*
Experienced entertainment executive. Served as CEO of The Jerry Garcia Estate, managed multi-platinum Hanson, helped launch Dave Matthews Band and licensed major label catalogues for online distribution.

Robert Steele – *CTO, COO*
20+ years of experience in internet networks and software development as a corporate officer. Delivered transaction processing solutions to GMAC, FedEx, Amgen, Nalco. Designed and delivered software integration systems for ABB, AOL, Berkshire Hathaway.

Craig Harmon – *General Counsel*
25 years at McGuire Woods, (full partner).

Advisors

Bill Zysblat

Business manager for David Bowie, Sting, Rolling Stones and U2. Invested over $200K in Company to date.

Jim Caparro

Former Chairman & CEO of The Island Def Jam Music Group. Former Chairman & CEO of Warner Elektra Atlantic.

Peter Paterno

Attorney for Metallica, Dr. Dre. Successfully sued Napster in 2002.

Company Contact:
Christopher Sabec
Phone: 310-751-7511
cjsabec@digitalrightscorp.com

Investor Relations Contact:
Andrew Haag
IRTH Communications
Phone: 866-976-4784
rightscorp@irthcommunications.com

Technology & Business Process

Rightscorp's proprietary patent-pending software identifies infringers, sends settlement notices to infringers via their ISPs, and collects settlements. Rightscorp does not sue, rather it warns and educates. Repeat offenders are suspended by their ISPs. Only distributors of content are delivered notices, not downloaders.

Settlements & Collections Through 50 ISPs

To date, Rightscorp has received settlements from subscribers of more than 50 ISPs including five of the top 10 ISPs: Qwest, CenturyLink, Charter, Suddenlink and Mediacom. As the Company continues to send notices on every infringement it finds to all U.S. ISPs, more ISPs are compelled to cooperate in order to comply with copyright laws. Under threat of losing internet connectivity, infringers are motivated to settle. Rightscorp sends automated settlement offers to infringers via their ISPs for $20 per infringement vs. the $150,000 legal liability per infringement that is created if the infringer does not settle. Rightscorp collects a settlement amount per infringement and pays the copyright owner a percentage of these settlements.

The Incentive for ISPs to Work with Rightscorp

As per the Digital Millennium Copyright Act (DMCA), ISPs only have Safe Harbor from third-party liability from infringements that occur on their network if they have reasonably implemented a policy that calls for the termination of repeat infringers. As Rightscorp continues to notify ISPs of repeat infringers on their systems, liability grows unless the ISP suspends service to the infringer. Rightscorp believes that it offers a win-win solution for ISPs to improve their bottom line by reducing the enormous cost created by illegal traffic.

Patents and Proprietary Software Fortify Competitive Edge

Rightscorp has 5 patents pending and is building a growing infrastructure of copyright holders it represents and ISPs through which it delivers settlement notices. Tens of millions of lines of code and data were written and collected to develop the proprietary software, a scalable, low cost settlement solution. As a result, every day Intellectual Property is being monetized for copyright holders.

The Right to Protect Private Property

"Property is surely a right of mankind as real as liberty." **- John Adams**

"The theory of Communism may be summed up in one sentence: Abolish all private property." **- Karl Marx**

"Private property began the instant somebody had a mind of his own."
- e. e. cummings

IP as an Asset Class

The owners of IP are seeing landmark judgments determining the high value of the assets they represent.

Company	Ticker	Market Cap	Revs (ttm)	P/E (ttm)	P/S (ttm)
Parkervision	PRKR	$471 M	N/A	N/A	N/A
VirnetX	VHC	$1.07 B	$1.9 M	N/A	558
Vringo	VRNG	$342 M	$1.4 M	N/A	244
Acacia	ACTG	$735 M	$131 M	N/A	6
RPX	RPXC	$861 M	$238 M	22	4
Interdigital	IDCC	$1.3 B	$325 M	34	4

(Data compiled from Yahoo Finance as of 1/17/2014)

RIGHTSCORP